UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

HEALTHWELL ACQUISITION CORP. I
(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11

Healthwell Acquisition Corp. I
1001 Green Bay Rd, #227
Winnetka, IL 60093

LETTER TO STOCKHOLDERS

To the Stockholders of Healthwell Acquisition Corp. I:

You are cordially invited to attend the special meeting of stockholders (the “Meeting”) of Healthwell Acquisition Corp. I (“we”, “us”, “our” or the “Company”) to be held at ___ a.m. Eastern Time on December 4, 2023.

The Meeting will be a completely virtual meeting of stockholders conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/healthwellspac/ext2023.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement is dated ______, 2023 and is first being mailed to stockholders of the Company on or about ______, 2023. The sole purpose of the Meeting is to consider and vote upon the following proposals:

1.      a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) in the form set forth in Annex A to the accompanying proxy statement (the “Second Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the Company’s initial public offering that was consummated on August 5, 2021 (the “IPO”) from December 5, 2023 to August 2, 2024 (or such earlier date as determined by our board of directors (the “Board”)) (the “Second Extension”; such later date, the “Second Extended Date”; and such proposal, the “Second Extension Amendment Proposal”);

2.      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the proposals is more fully described in the accompanying proxy statement.

On April 27, 2023, the Company entered into the business combination agreement (“BCA”) with Starton Therapeutics, Inc. (“Starton”); HWEL Holdings Corp., a newly formed wholly-owned subsidiary of the Company (“Pubco”); HWEL Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”); 1412384 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and wholly-owned subsidiary of Pubco (“CallCo”); 1412388 B.C. Ltd, a British Columbia corporation and wholly-owned subsidiary of CallCo (“ExchangeCo”); Healthwell Acquisition Corp. I Sponsor LLC (the “Sponsor”), as the representative from and after the Effective Time (as defined in the BCA) of the stockholders of Pubco (other than the Starton Shareholders (as defined below) and their successors and assignees); and Kiriakos Charlie Perperidis, in the capacity as the representative of the shareholders of Starton (the “Starton Shareholders”) from and after the Effective Time (all of the transactions contemplated by the BCA, including the issuances of securities thereunder, the “Starton Business Combination”). The BCA was amended by the First Amendment to the Business Combination Agreement, dated May 15, 2023, the Second Amendment to Business Combination Agreement, dated August 10, 2023 and the Third Amendment to Business Combination Agreement, dated September 17, 2023.

Pursuant to the BCA, subject to the terms and conditions set forth therein, Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “Purchaser Merger”), in connection with which all of the existing securities of the Company will be exchanged for rights to receive securities of Pubco as follows: (a) each share of the Company’s common stock outstanding immediately prior to the Effective Time will automatically convert into one share of common stock, par value $0.0001, issued by Pubco (“Pubco Common Stock”), and (b) each whole outstanding warrant to purchase shares of the Company’s common stock will automatically convert into one warrant to purchase shares of Pubco Common Stock on substantially the same terms and conditions. Immediately following the Purchaser Merger, by means of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), (i) CallCo will acquire a portion of the issued and outstanding common shares of Starton (“Starton Shares”) from certain holders in exchange for Pubco Common Stock (the “Pubco Share Exchange”), and will contribute such Starton Shares to ExchangeCo in exchange for ExchangeCo common shares, (ii) following the Pubco Share Exchange, ExchangeCo will acquire the remaining issued and outstanding Starton Shares from the remaining shareholders of Starton in exchange for shares of ExchangeCo (“Exchangeable Shares”). The Exchangeable Shares will be exchangeable, on a one-for-one basis, into shares of Pubco Common Stock, with each share valued at the price at which the Company redeems public shares in connection with the Starton Business Combination. As a result of the foregoing, Starton will become a wholly-owned subsidiary of ExchangeCo and an indirect subsidiary of Pubco.

We originally had up to 24 months from the closing of our IPO, or until August 5, 2023, to consummate an initial Business Combination. On July 26, 2023, we held a special meeting in lieu of an annual meeting of stockholders (the “First Extension Meeting”). At the First Extension Meeting, our stockholders approved (1) an amendment to our Charter to extend the date by which we must consummate a Business Combination from August 5, 2023 to December 5, 2023 (or such earlier date as determined by our board of directors; the “First Extension”) (2) an amendment to the Charter to provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; (3) an amendment to the Charter to eliminate from the Charter the limitation that we may not redeem the shares of Class A common stock sold as part of the units in the IPO (“public shares”) to the extent that such redemption would result in our having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (all of the aforementioned amendments, collectively the “Charter Amendments”); and (4) a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023. The Company filed the Charter Amendments with the Secretary of State of the State of Delaware on July 26, 2023. In connection with the First Extension Meeting, stockholders holding 20,942,619 public shares exercised their right to redeem their shares for a pro rata portion of the funds in our trust account established in connection with the IPO (the “Trust Account”). As a result, approximately $215,635,294 (approximately $10.30 per public share) was removed from the Trust Account to pay such holders and approximately $41,776,749 remained in the Trust Account upon completion of the redemptions. Following redemptions, we have 4,057,381 public shares outstanding.

While we are using our best efforts to complete the Starton Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before December 5, 2023 to consummate the Starton Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order to provide the Company more time to consummate the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated. We intend to hold another stockholder meeting prior to the Second Extended Date in order to seek stockholder approval of the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated.

Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension Amendment.

The purpose of the Adjournment Proposal is to allow us to adjourn the Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further proposals or if we determine that additional time is necessary to effectuate the Second Extension.

In connection with the Second Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders and the applicable amendment to our Charter is implemented, the remaining holders of public shares will retain their right to redeem their public shares when the Starton Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter as amended by the Second Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Second Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or November 30, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based on the funds in the Trust Account as of September 30, 2023, the Company estimates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.45 at the time of the Meeting (before taking into account release of interest earned on funds held in the Trust Account to pay our taxes, if any). The closing price of the Class A common stock on October 31, 2023 as reported on the Nasdaq Capital Market was approximately $10.30. The Company cannot assure stockholders that they will be able to sell their shares of Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

If the Second Extension Amendment Proposal is not approved and we do not consummate the Starton Business Combination or an alternative Business Combination by December 5, 2023 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the time period required by our Charter. In the event of a liquidation, the Sponsor and our officers and directors also will not receive any monies held in the Trust Account as a result of their ownership of the shares of Class B common stock, par value $0.0001 per share, issued prior to the IPO (including the shares of Class A common stock which were issued upon conversion of the Class B common stock, the “Founder Shares”). As a consequence, a liquidating distribution will be made only with respect to the public shares.

The affirmative vote of at least 65% of our outstanding shares of common stock, including the Founder Shares, is required to approve each of the Second Extension Amendment Proposal. Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on November 1, 2023 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Starton Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Starton Business Combination or an alternative Business Combination, you will retain the right to vote on the Starton Business Combination or alternative Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Starton Business Combination or an alternative Business Combination is approved and completed or we have not consummated the Starton Business Combination or an alternative Business Combination by the Second Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the proxy statement containing detailed information concerning the Second Extension Amendment Proposal and the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

______, 2023	By Order of the Board of Directors

Alyssa J. Rapp
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Second Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Second Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Adjournment Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal if a valid quorum is established.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on December 4, 2023: The notice of meeting, the accompanying proxy statement and the proxy card are available at https://www.cstproxy.com/healthwellspac/ext2023.

Healthwell Acquisition Corp. I
1001 Green Bay Rd, #227
Winnetka, IL 60093

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

A special meeting of stockholders (the “Meeting”) of Healthwell Acquisition Corp. I (“we”, “us”, “our” or the “Company”) will be held at ______ Eastern Time on December 4, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/healthwellspac/ext2023. The Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) in the form set forth in Annex A to this proxy statement (the “Second Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the Company’s initial public offering that was consummated on August 5, 2021 (the “IPO”) from December 5, 2023 to August 2, 2024 (or such earlier date as determined by our board of directors (the “Board”)) (the “Second Extension”; such later date, the “Second Extended Date”; and such proposal, the “Second Extension Amendment Proposal”); and

2.      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the proposals is more fully described in this proxy statement.

On April 27, 2023, the Company entered into the business combination agreement (“BCA”) with Starton Therapeutics, Inc. (“Starton”); HWEL Holdings Corp., a newly formed wholly-owned subsidiary of the Company (“Pubco”); HWEL Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”); 1412384 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and wholly-owned subsidiary of Pubco (“CallCo”); 1412388 B.C. Ltd, a British Columbia corporation and wholly-owned subsidiary of CallCo (“ExchangeCo”); Healthwell Acquisition Corp. I Sponsor LLC (the “Sponsor”), as the representative from and after the Effective Time (as defined in the BCA) of the stockholders of Pubco (other than the Starton Shareholders (as defined below) and their successors and assignees); and Kiriakos Charlie Perperidis, in the capacity as the representative of the shareholders of Starton (the “Starton Shareholders”) from and after the Effective Time (all of the transactions contemplated by the BCA, including the issuances of securities thereunder, the “Starton Business Combination”). The BCA was amended by the First Amendment to the Business Combination Agreement, dated May 15, 2023, the Second Amendment to Business Combination Agreement, dated August 10, 2023 and the Third Amendment to Business Combination Agreement, dated September 17, 2023.

Pursuant to the BCA, subject to the terms and conditions set forth therein, Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “Purchaser Merger”), in connection with which all of the existing securities of the Company will be exchanged for rights to receive securities of Pubco as follows: (a) each share of the Company’s common stock outstanding immediately prior to the Effective Time will automatically convert into one share of common stock, par value $0.0001, issued by Pubco (“Pubco Common Stock”), and (b) each whole outstanding warrant to purchase shares of the Company’s common stock will automatically convert into one warrant to purchase shares of Pubco Common Stock on substantially the same terms and conditions. Immediately following the Purchaser Merger, by means of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), (i) CallCo will acquire a portion of the issued and outstanding common shares of Starton (“Starton Shares”) from certain holders in exchange for Pubco Common Stock (the “Pubco Share Exchange”), and will contribute such Starton Shares to ExchangeCo in exchange for ExchangeCo common shares, (ii) following the Pubco Share Exchange, ExchangeCo will acquire the remaining issued and outstanding Starton Shares from the remaining shareholders of Starton in exchange for shares of ExchangeCo (“Exchangeable Shares”). The Exchangeable Shares will be exchangeable, on a one-for-one basis, into shares of Pubco Common Stock, with each share valued at the price at which the Company redeems public shares in connection with the Starton Business Combination. As a result of the foregoing, Starton will become a wholly-owned subsidiary of ExchangeCo and an indirect subsidiary of Pubco.

We originally had up to 24 months from the closing of our IPO, or until August 5, 2023, to consummate an initial Business Combination. On July 26, 2023, we held a special meeting in lieu of an annual meeting of stockholders (the “First Extension Meeting”). At the First Extension Meeting, our stockholders approved (1) an amendment to our Charter to extend the date by which we must consummate a Business Combination from August 5, 2023 to December 5, 2023 (or such earlier date as determined by our board of directors; the “First Extension”) (2) an amendment to the Charter to provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; (3) an amendment to the Charter to eliminate from the Charter the limitation that we may not redeem the shares of Class A common stock sold as part of the units in the IPO (“public shares”) to the extent that such redemption would result in our having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (all of the aforementioned amendments, collectively the “Charter Amendments”); and (4) a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023. The Company filed the Charter Amendments with the Secretary of State of the State of Delaware on July 26, 2023. In connection with the First Extension Meeting, stockholders holding 20,942,619 public shares exercised their right to redeem their shares for a pro rata portion of the funds in our trust account established in connection with the IPO (the “Trust Account”). As a result, approximately $215,635,294 (approximately $10.30 per public share) was removed from the Trust Account to pay such holders and approximately $41,776,749 remained in the Trust Account upon completion of the redemptions. Following redemptions, we have 4,057,381 public shares outstanding.

While we are using our best efforts to complete the Starton Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before December 5, 2023 to consummate the Starton Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order to provide the Company more time to consummate the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated. We intend to hold another stockholder meeting prior to the Second Extended Date in order to seek stockholder approval of the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated.

Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension Amendment. The Company cannot predict the amount that will remain in the Trust Account following the redemptions if the Second Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $42.4 million that was in the Trust Account as of September 30, 2023. In such event, the Company may need to obtain additional funds to complete the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further proposals or if we determine that additional time is necessary to effectuate the Second Extension.

In connection with the Second Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders and the applicable amendment to our Charter is implemented, the remaining holders of public shares will retain their right to redeem their public shares when the Starton Business Combination, or an alternative Business Combination if the Starton Business Combination is not consummated, is submitted to the stockholders, subject to any limitations set forth in our Charter as amended by the Second Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Second Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or November 30, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Second Extension Amendment Proposal is not approved and we do not consummate the Starton Business Combination or an alternative Business Combination by December 5, 2023 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the time period required by our Charter. In the event of a liquidation, the Sponsor and our officers and directors also will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party (other than the Company’s independent accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. Based on the funds in the Trust Account as of September 30, 2023, we anticipate that, if the Second Extension Amendment Proposal is not approved and we do not consummate the Starton Business Combination or an alternative Business Combination by December 5, 2023, the per-share price at which public shares will be redeemed from cash held in the Trust Account upon our liquidation is estimated to be approximately $10.45 (before taking into account release of interest earned on funds held in the Trust Account to pay our taxes, if any, and up to $100,000 for dissolution expenses). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Second Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

If the Second Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated August 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, which is equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Second Extended Date. Public stockholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on a Business Combination through the Second Extended Date if the Second Extension Amendment Proposal is approved.

Our Board has fixed the close of business on November 1, 2023 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 10,307,380 shares of Class A common stock and 1 share of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

This proxy statement contains important information about the Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay Morrow Sodali its customary fee in connection with such services in connection with the Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Second Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

This proxy statement is dated ______, 2023 and is first being mailed to stockholders on or about ______, 2023.

______, 2023	By Order of the Board of Directors

Alyssa J. Rapp
Chief Executive Officer and Director

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is to be held at ______ a.m. Eastern time on December 4, 2023, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated in Delaware on February 2, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On August 5, 2021, we consummated our IPO as well as a private placement from which we derived gross proceeds of approximately $250,000,000 in the aggregate, which was placed in the Trust Account. The amount in the Trust Account was initially $10.00 per public share.

Like most blank check companies, our Charter provides for the return of our funds held in the Trust Account to the holders of our public shares if there is no qualifying Business Combination consummated on or before a certain date. Due to the First Extension, we currently have until December 5, 2023 to complete a Business Combination.

On April 27, 2023, we entered into the BCA with Starton and the other parties thereto, pursuant to which, subject to the terms and conditions set forth therein, Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and wholly-owned subsidiary of Pubco, and Starton will become a wholly-owned subsidiary of ExchangeCo and an indirect subsidiary of Pubco. While we are using our best efforts to complete the Starton Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before December 5, 2023 to consummate the Starton Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order to provide the Company more time to consummate the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated. We intend to hold another stockholder meeting prior to the Second Extended Date in order to seek stockholder approval of the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated.

The purpose of the Second Extension Amendment Proposal is to allow us additional time to complete the Starton Business Combination or an alternative Business Combination.

The purpose of the Adjournment Proposal, if adopted, is allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies for the approval of other proposals.

What is being voted on?

You are being asked to vote on three proposals:

•   a proposal to amend our Charter to extend the date by which we have to consummate a Business Combination from December 5, 2023 to August 2, 2024 (or such earlier date as determined by the Board); and

•   a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the redemptions, and the amount remaining in the Trust Account may be significantly less than the approximately $42.4 million that was in the Trust Account as of September 30, 2023. In such event, the Company may need to obtain additional funds to complete the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Second Extension Amendment Proposal is not approved and we do not consummate the Starton Business Combination or an alternative Business Combination by December 5, 2023 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination within the time period required by our Charter. In the event of a liquidation, the Sponsor and our officers and directors also will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. As a consequence, a liquidating distribution will be made only with respect to the public shares.

Why is the Company proposing the Second Extension Amendment Proposal?

Our Charter provides for the return of funds held in the Trust Account to the holders of our public shares if there is no qualifying Business Combination consummated on or before December 5, 2023. As explained below, we will not be able to complete the Starton Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Second Extension Amendment Proposal is to allow us additional time to complete the Starton Business Combination or an alternative Business Combination. There is no assurance that the Company will be able to consummate a Business Combination, given the actions that must occur prior to closing of the transaction.

The Company believes that given its expenditure of time, effort and money on the Starton Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Starton Business Combination. Accordingly, the Board is proposing the Second Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date, by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete a Business Combination, and (iii) redeem or repurchase 100% of our public shares, from December 5, 2023 to August 2, 2024 (or such earlier date as determined by the Board).

You are not being asked to vote on the Starton Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Starton Business Combination or an alternative Business Combination, you will retain the right to vote on the Starton Business Combination or an alternative Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Starton Business Combination or an alternative Business Combination is approved and completed or we have not consummated the Starton Business Combination or an alternative Business Combination by the Second Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Second Extension Amendment Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Second Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its Board, dissolving and liquidating.

Why should I vote “FOR” the Second Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated. Accordingly, the Board is proposing the Second Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete a Business Combination, and (iii) redeem or repurchase 100% of our public shares, from December 5, 2023 to August 2, 2024 (or such earlier date as determined by the Board). The Second Extension would give the Company the opportunity to complete the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our Business Combination before December 5, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this provision was included in our Charter to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Second Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Our Board recommends that you vote in favor of the Adjournment Proposal, if presented at the Meeting.

When would the Board abandon the Second Extension Amendment Proposal?

Our Board will abandon the Second Extension Amendment if our stockholders do not approve the Second Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Second Extension Amendment Proposal. Currently, the Sponsor owns 1 Founder Share, and 6,249,999 shares of Class A common stock representing approximately 60.6% of our issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Second Extension Amendment Proposal.

Furthermore, the Sponsor may enter into arrangements with a limited number of stockholders pursuant to which such stockholders would agree not to redeem the public shares beneficially owned by them in connection with the proposed amendment to our Charter to be voted on at the Meeting. The Sponsor may provide such stockholders either Founder Shares or membership interests in the Sponsor pursuant to such arrangements. The Company may also enter into agreements with one or more accredited investors, pursuant to which such investors would subscribe for and purchase shares of the Company’s common stock in the event public shares are submitted for redemption in connection with the proposed amendment to our Charter to be voted on at the Meeting.

What vote is required to adopt the proposals?

The approval of the Second Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

The approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast by stockholders represented in person or by proxy.

As of the date of this proxy statement, the Sponsor holds approximately 60.6% of the Company’s outstanding shares of common stock and 100% of the Company’s outstanding shares of Class B common stock.

What if I don’t want to vote “FOR” any of the proposals?

If you do not want the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal.

If you do not want the Second Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Second Extension Amendment Proposal, so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Second Extension Amendment. If (i) the Second Extension Amendment Proposal is approved and the Extension is implemented then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Second Extension Amendment Proposal is not approved?

Our Board will abandon the Second Extension Amendment if our stockholders do not approve the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and we do not consummate the Starton Business Combination or an alternative Business Combination by December 5, 2023 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the time period required by our Charter.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the 7,700,000 warrants issued in a private placement simultaneously with the closing of the IPO (the “private placement warrants”).

If the Second Extension Amendment Proposal is approved, what happens next?

We are seeking the Second Extension Amendment to provide us time to compete the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated. Our efforts to complete the Starton Business Combination, or an alternative Business Combination if the Starton Business Combination is not consummated, will involve:

•   negotiating and executing a definitive agreement, amendments thereto and related agreements;

•   completing proxy materials;

•   establishing a meeting date and record date for considering such Business Combination, and distributing proxy materials to stockholders;

•   holding a special meeting to consider the such Business Combination; and

•   obtaining additional funds, if needed, to complete such Business Combination.

We are seeking approval of the Second Extension Amendment Proposal because we may not be able to complete all of the tasks listed above prior to December 5, 2023. If the Second Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated. If stockholders approve a Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Second Extension Amendment Proposal, we will file an amendment to the Charter with the Secretary of State of the State of Delaware to implement the Second Extension Amendment.

We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants that were issued as part of our units in the IPO (“public warrants”) will remain publicly traded.

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares (as converted). Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

What happens to the Company warrants if the Second Extension Amendment Proposal is not approved?

If the Second Extension Amendment Proposal is not approved and we do not consummate the Starton Business Combination or an alternative Business Combination by December 5, 2023 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the time period required by our Charter and we liquidate and dissolve.

What happens to the Company’s public warrants if the Second Extension Amendment Proposal is approved?

If the Second Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Second Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or e-mail proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the Meeting by dialing 800-450-7155 (toll-free) within the U.S. and Canada, or 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 2561409#. This is listen-only, and you will not be able to vote or enter questions during the Meeting.

How do I change or revoke my vote?

You may change your vote by mailing a later-dated, signed proxy card to the Company at 1001 Green Bay Rd, #227, Winnetka, IL 60093, so that it is received by our CEO prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our CEO, which must be received by our CEO prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Second Extension Amendment Proposal.    The Second Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Second Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Adjournment Proposal.    The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction on any proposal. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the Chair of the Meeting has power to adjourn the Meeting. As of the Record Date for the Meeting, 5,153,691 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on November 1, 2023 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 10,307,380 shares of Class A common stock and 1 share of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal, are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” each of the Second Extension Amendment Proposal and Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include (i) ownership by the Sponsor of 6,249,999 shares of Class A common stock and 1 Founder Share (all of which were purchased for $25,000) and 7,700,000 private placement warrants (purchased for $7.7 million), which would expire worthless if a Business Combination, such as the Starton Business Combination, is not consummated, and (ii) a convertible promissory note in the principal amount of up to $750,000 for working capital purposes issued by the Company to the Sponsor, of which approximately $539,000 was drawn by the Company through October 30, 2023 (the “Working Capital Note”). At the election of the Sponsor, the unpaid principal amount of the Working Capital Note may be converted into warrants of the Company (the “Conversion Warrants”) with the total Conversion Warrants so issued equal to: (x) the portion of the principal amount of the Working Capital Loan being converted divided by (y) $1.00, rounded up to the nearest whole number of warrants. The Conversion Warrants and their underlying securities are entitled to certain demand and piggyback registration rights as set forth in the Working Capital Note.

See the section entitled “The Second Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to any of the proposals?	Our stockholders do not have appraisal rights in connection with the proposals under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock as of November 1, 2023, you may vote online at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?

If the Second Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a Business Combination, or if we have not consummated a Business Combination by the Second Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on November 30, 2023 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Meeting. We have agreed to pay Morrow Sodali its customary fee in connection with such services in connection with the Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Second Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali, at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
E-mail: HWEL.info@investor.morrowsodali.com

You may also contact us at:

Healthwell Acquisition Corp. I
1001 Green Bay Rd, #227
Winnetka, IL 60093
(847) 230-9162

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Starton Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to enter into a definitive agreement and related agreements;

•        our ability to complete a Business Combination, such as the Starton Business Combination;

•        our ability to comply with the continued listing standards of Nasdaq following redemptions in connection with the Second Extension;

•        the anticipated benefits of the Starton Business Combination or an alternative Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following the Starton Business Combination or an alternative Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in (i) our Registration Statement on Form S-1 initially filed with the SEC on February 23, 2021, as amended, and declared effective on August 2, 2021 (File No. 333-253418), (ii) our Annual Reports on Form 10-K for the years ended December 31, 2021 and 2022 filed with the SEC on March 28, 2022 and March 3, 2023, respectively, (iii) our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023 and June 30, 2023 as filed with the SEC on May 13, 2022, August 12, 2022, November 10, 2022, May 18, 2023 and August 18, 2023, respectively, (iv) Pubco’s Registration Statement on Form S-4 initially filed with the SEC on May 15, 2023 and any amendments thereto (File No. 333-271952) and (v) other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) Registration Statement on Form S-1 initially filed with the SEC on February 23, 2021, as amended, and declared effective on August 2, 2021 (File No. 333-253418), (ii) Annual Reports on Form 10-K for the years ended December 31, 2021 and 2022 filed with the SEC on March 28, 2022 and March 3, 2023, respectively, (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023 and June 30, 2023 as filed with the SEC on May 13, 2022, August 12, 2022, November 10, 2022, May 18, 2023 and August 18, 2023, respectively, and (iv) other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete the Starton Business Combination or an alternative Business Combination by the Second Extended Date, even if the Second Extension Amendment Proposal is approved by our stockholders, in which case, we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate.

We may not be able to complete the Starton Business Combination or an alternative Business Combination by the Second Extended Date, even if the Second Extension Amendment Proposal is approved by our stockholders and the Second Extension is implemented. Our ability to complete a Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report on Form 10-K and in other reports that we file with the SEC. If we do not complete the Starton Business Combination or an alternative Business Combination by the Second Extended Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the time period required by our Charter.

Additionally, we are required to offer stockholders the opportunity to redeem all or a portion of their public shares upon the completion of a Business Combination (such as the Starton Business Combination) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. Even if the Second Extension Amendment Proposal is approved by our stockholders and the Second Extension is implemented, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination such as the Starton Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Second Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that stockholders will be able to dispose of our securities at favorable prices, or at all.

Additional extensions after the Second Extended Date may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete the Starton Business Combination or an alternative Business Combination.

Our Sponsor and officers own a substantial number of shares of our common stock and can approve the Second Extension Amendment Proposal and the Adjournment Proposal, if presented, with minimal support from other stockholders.

Our Sponsor, directors and officers, following redemptions by our public stockholders in connection with the First Extension, own approximately 60.6% of the outstanding shares of our common stock entitled to vote at the Meeting and plan to vote all of the shares of our common stock owned by them in favor of the Second Extension Amendment Proposal and (if presented) the Adjournment Proposal. Assuming that a quorum is achieved at the Meeting and our Sponsor, directors and officers vote all of the shares of our common stock owned by them at the Meeting, the Adjournment Proposal (if presented) can be approved at the Meeting even if some or all of our other public stockholders do not approve the Second Extension Amendment Proposal and the other Proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor, directors and officers vote all of the shares of our common stock owned by them at the Meeting, we would only need 449,798, or approximately 11.1%, of the 4,057,381 public shares to be voted in favor of the Second Amendment Proposal in order to have the proposal approved.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete a Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of a Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination.

The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a Business Combination, including the recently issued proposed rules (the “SPAC Rule Proposals”) described below.

The SEC has recently issued proposed rules relating to certain activities of special purpose acquisition companies (“SPACs”). Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its business combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed the trustee to liquidate the investments held in the Trust Account and instead will hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, we will receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which will reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

The funds in the Trust Account were, until the 24-month anniversary of the IPO, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, subsequent to the 24-month anniversary of the effective date of our IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Following such liquidation, we will receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, the decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account will reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. In the event that we are deemed to be an investment company, despite the change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, based on the funds in the Trust Account as of September 30, 2023, we estimate that our public stockholders may only receive an estimated $10.45 per share (before taking into account release of interest earned on funds held in the Trust Account to pay our taxes, if any, and up to $100,000 for dissolution expenses), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The Excise Tax may be imposed on us in connection with our redemptions of shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the IR Act, commencing in 2023, the Excise Tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with the Second Extension Amendment Proposal may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if the Second Extension Amendment Proposal is approved by our stockholders and the Second Extension Amendment is implemented by the Board.

As described in the section below entitled “Proposal One — The Second Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming stockholders, the mechanics of any required payment of the Excise Tax remain to be determined; however, in the event we are required to pay the Excise Tax, we will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

The ability of our public stockholders to exercise redemption rights in the redemption in connection with the effectiveness of the Second Extension Amendment with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash in connection with the effectiveness of the Second Extension Amendment. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares in connection with the effectiveness of the Second Extension Amendment.

In the event the Second Extension Amendment Proposal is approved and we amend our Charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, units and public warrants are listed on the Nasdaq Capital Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A common stock include, among other things, the requirement to maintain at least 300 public holders, at least 500,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $35 million. Pursuant to the terms of the Charter, in the event the Second Extension Amendment Proposal is approved and the Charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A common stock fails to meet Nasdaq’s continued listing requirements, our units and public warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or public warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our Charter pursuant to the Second Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage;

•        a decreased ability to issue additional securities or obtain additional financing in the future; and

•        a decreased ability to enter into a Business Combination or the termination of a business combination agreement if maintaining the listing of our securities on Nasdaq is one of closing conditions and not waived by the Business Combination target.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and public warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute, and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

We are a blank check company incorporated on February 2, 2021 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

As of the Record Date, there were 10,307,380 shares of Class A common stock and 1 share of Class B common stock issued and outstanding. In addition, we issued publics warrants to purchase 12,500,000 shares of Class A common stock as part of our IPO and private placement warrants to purchase 7,700,000 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our Business Combination and expire five years after the completion of our Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the reported closing price of the Company’s Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of September 30, 2023, approximately $42.4 million was held in our Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

In order to finance transaction costs in connection with a Business Combination, the Company has issued to the Sponsor a convertible promissory note in the principal amount of up to $750,000 for working capital purposes, of which approximately $539,000 was drawn by the Company through October 30, 2023. At the election of the Sponsor, the unpaid principal amount of the Working Capital Note may be converted into warrants of the Company with the total Conversion Warrants so issued equal to: (x) the portion of the principal amount of the Working Capital Loan being converted divided by (y) $1.00, rounded up to the nearest whole number of warrants. The Conversion Warrants and their underlying securities are entitled to certain demand and piggyback registration rights as set forth in the Working Capital Note.

The Starton Business Combination

On April 27, 2023, the Company entered into the BCA with Starton, Pubco, Purchaser Merger Sub, CallCo, ExchangeCo, the Sponsor as the representative from and after the Effective Time (as defined in the BCA) of the stockholders of Pubco (other than the Starton Shareholders and their successors and assignees), and Kiriakos Charlie Perperidis, in the capacity as the representative of the Starton Shareholders from and after the Effective Time. The BCA was amended by the First Amendment to the Business Combination Agreement, dated May 15, 2023, the Second Amendment to Business Combination Agreement, dated August 10, 2023 and the Third Amendment to Business Combination Agreement, dated September 17, 2023.

Pursuant to the BCA, subject to the terms and conditions set forth therein, Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and wholly-owned subsidiary of Pubco, in connection with which all of the existing securities of the Company will be exchanged for rights to receive securities of Pubco as follows: (a) each share of the Company’s common stock outstanding immediately prior to the Effective Time will automatically convert into one share Pubco Common Stock, and (b) each whole outstanding warrant to purchase shares of the Company’s common stock will automatically convert into one warrant to purchase shares of Pubco Common Stock on substantially the same terms and conditions. Immediately following the Purchaser Merger, by means of the Plan of Arrangement, (i) CallCo will acquire a portion of the issued and outstanding Starton Shares from certain holders in exchange for Pubco Common Stock and will contribute such Starton Shares to ExchangeCo in exchange for ExchangeCo common shares, (ii) following the Pubco Share Exchange, ExchangeCo will acquire the remaining issued and outstanding Starton Shares from the remaining shareholders of Starton in exchange for shares of ExchangeCo. The Exchangeable Shares will be exchangeable, on a one-for-one basis, into shares of Pubco Common Stock, with each share valued at the price at which the Company redeems public shares in connection with the Starton Business Combination. As a result of the foregoing, Starton will become a wholly-owned subsidiary of ExchangeCo and an indirect subsidiary of Pubco.

We originally had up to 24 months from the closing of our IPO, or until August 5, 2023, to consummate an initial Business Combination. On July 26, 2023, we held the First Extension Meeting. At the First Extension Meeting, our stockholders approved (1) an amendment to our Charter to extend the date by which we must consummate a Business Combination from August 5, 2023 to December 5, 2023 (or such earlier date as determined by our board of directors) (2) an amendment to the Charter to provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; (3) an amendment to the Charter to eliminate from the Charter the limitation that we may not redeem the public shares to the extent that such redemption would result in our having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than the Redemption Limitation in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and (4) a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023. The Company filed the Charter Amendments with the Secretary of State of the State of Delaware on July 26, 2023. In connection with the First Extension Meeting, stockholders holding 20,942,619 public shares exercised their right to redeem their shares for a pro rata portion of the funds in our trust account established in connection with the Trust Account. As a result, approximately $215,635,294 (approximately $10.30 per public share) was removed from the Trust Account to pay such holders and approximately $41,776,749 remained in the Trust Account upon completion of the redemptions. Following redemptions, we have 4,057,381 public shares outstanding.

Pursuant to our Charter, we must consummate our Business Combination by December 5, 2023. While we are using our best efforts to complete the Starton Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before December 5, 2023 to consummate the Starton Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Business Combination to the Second Extended Date in order to provide the Company more time to consummate the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated. We intend to hold another stockholder meeting prior to the Second Extended Date in order to seek stockholder approval of the Starton Business Combination or an alternative Business Combination if the Starton Business Combination is not consummated.

If the Second Extension is approved and implemented, subject to satisfaction of the conditions to closing in the BCA (including, without limitation, receipt of stockholder approval of the Starton Business Combination), we intend to complete the Starton Business Combination, or an alternative Business Combination if the Starton Business Combination is not consummated, as soon as possible and in any event on or before the Second Extended Date.

You are not being asked to vote on the Starton Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Starton Business Combination or an alternative Business Combination, you will retain the right to vote on the Starton Business Combination or an alternative Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Starton Business Combination or an alternative Business Combination is approved and completed or we have not consummated the Starton Business Combination or an alternative Business Combination by the Second Extended Date.

THE SECOND EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date so as to provide the Company with additional time to complete a Business Combination.

The Second Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Starton Business Combination or an alternative Business Combination.

If the Second Extension Amendment Proposal is not approved and we do not consummate the Starton Business Combination or an alternative Business Combination by December 5, 2023 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the required time period. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. A copy of the Second Extension Amendment is attached to this proxy statement in Annex A.

Reasons for the Second Extension Amendment Proposal

As explained below, the purpose of the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Starton Business Combination or an alternative Business Combination.

On April 27, 2023, the Company entered into the BCA with Starton, Pubco, Purchaser Merger Sub, CallCo, ExchangeCo, the Sponsor as the representative from and after the Effective Time (as defined in the BCA) of the stockholders of Pubco (other than the Starton Shareholders and their successors and assignees), and Kiriakos Charlie Perperidis, in the capacity as the representative of the Starton Shareholders from and after the Effective Time. The BCA was amended by the First Amendment to the Business Combination Agreement, dated May 15, 2023, the Second Amendment to Business Combination Agreement, dated August 10, 2023 and the Third Amendment to Business Combination Agreement, dated September 17, 2023.

Pursuant to the BCA, subject to the terms and conditions set forth therein, Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and wholly-owned subsidiary of Pubco, in connection with which all of the existing securities of the Company will be exchanged for rights to receive securities of Pubco as follows: (a) each share of the Company’s common stock outstanding immediately prior to the Effective Time will automatically convert into one share Pubco Common Stock, and (b) each whole outstanding warrant to purchase shares of the Company’s common stock will automatically convert into one warrant to purchase shares of Pubco Common Stock on substantially the same terms and conditions. Immediately following the Purchaser Merger, by means of the Plan of Arrangement, (i) CallCo will acquire a portion of the issued and outstanding Starton Shares from certain holders in exchange for Pubco Common Stock and will contribute such Starton Shares to ExchangeCo in exchange for ExchangeCo common shares, (ii) following the Pubco Share Exchange, ExchangeCo will acquire the remaining issued and outstanding Starton Shares from the remaining shareholders of Starton in exchange for shares of ExchangeCo. The Exchangeable Shares will be exchangeable, on a one-for-one basis, into shares of Pubco Common Stock, with each share valued at the price at which the Company redeems public shares in connection with the Starton Business Combination. As a result of the foregoing, Starton will become a wholly-owned subsidiary of ExchangeCo and an indirect subsidiary of Pubco.

We originally had up to 24 months from the closing of our IPO, or until August 5, 2023, to consummate an initial Business Combination. On July 26, 2023, we held the First Extension Meeting. At the First Extension Meeting, our stockholders approved (1) an amendment to our Charter to extend the date by which we must consummate a Business Combination from August 5, 2023 to December 5, 2023 (or such earlier date as determined by our board of directors) (2) an amendment to the Charter to provide that, subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; (3) an amendment to the Charter to eliminate from the Charter the limitation that we may not redeem the public shares to the extent that such redemption would result in our having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than the Redemption Limitation in order to allow us to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and (4) a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023. The Company filed the Charter Amendments with the Secretary of State of the State of Delaware on July 26, 2023. In connection with the First Extension Meeting, stockholders holding 20,942,619 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $215,635,294 (approximately $10.30 per public share) was removed from the Trust Account to pay such holders and approximately $41,776,749 remained in the Trust Account upon completion of the redemptions. Following redemptions, we have 4,057,381 public shares outstanding.

Pursuant to our Charter, we must consummate our Business Combination by December 5, 2023. While we are using our best efforts to complete the Starton Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before December 5, 2023 to consummate the Starton Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Business Combination to the Second Extended Date in order to provide the Company more time to consummate the Starton Business Combination or an alternative Business Combination. We intend to hold another stockholder meeting prior to the Second Extended Date in order to seek stockholder approval of the Starton Business Combination or an alternative Business Combination.

If the Second Extension is approved and implemented, subject to satisfaction of the conditions to closing in the BCA (including, without limitation, receipt of stockholder approval of the Starton Business Combination), we intend to complete the Starton Business Combination, or an alternative Business Combination if the Starton Business Combination is not consummated, as soon as possible and in any event on or before the Second Extended Date.

If the Second Extension Amendment Proposal is Not Approved

Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and we do not consummate the Starton Business Combination or an alternative Business Combination by December 5, 2023 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the time period required by our Charter. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Second Extension Amendment Proposal Is Approved

If the Second Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Second Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Second Extended Date.

Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension at any time without any further action by our stockholders.

You are not being asked to vote on the Starton Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Starton Business Combination or an alternative Business Combination, you will retain the right to vote on the Starton Business Combination or alternative Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Starton Business Combination or an alternative Business Combination is approved and completed or we have not consummated the Starton Business Combination or an alternative Business Combination by the Second Extended Date.

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Second Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than approximately $42.4 million that was in the Trust Account as of September 30, 2023.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based on funds in the Trust Account of approximately $42.4 million as of September 30, 2023, the pro rata portion of the funds available in the Trust Account for the redemption of public shares is estimated to be approximately $10.45 per share (before taking into account release of interest earned on funds held in the Trust Account to pay our taxes, if any). Holders of public shares who do not elect to redeem their public shares in connection with the Second Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Second Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER 30, 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on November 30, 2023 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system (“DWAC system”), which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on November 30, 2023 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Second Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on November 30, 2023 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Second Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Second Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

Based on funds in the Trust Account of approximately $42.4 million as of September 30, 2023, the Company estimates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.45 at the time of the Meeting (before taking into account release of interest earned on funds held in the Trust Account to pay our taxes, if any). The closing price of the Company’s Class A common stock on October 31, 2023 as reported on the Nasdaq Capital Market was approximately $10.30.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on November 30, 2023 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 6,249,999 shares of Class A common stock and 1 Founder Share and 7,700,000 private placement warrants, all such securities beneficially owned by Alyssa Rapp, our Chief Executive Officer, and John MacCarthy, a director of the Company, all of which would expire worthless if a Business Combination, such as the Starton Business Combination, is not consummated;

•        the fact that the Sponsor holds a convertible promissory note in the principal amount of up to $750,000 for working capital purposes, of which approximately $539,000 was drawn by the Company through October 30, 2023. At the election of the Sponsor, the unpaid principal amount of the Working Capital Note may be converted into warrants of the Company with the total Conversion Warrants so issued equal to: (x) the portion of the principal amount of the Working Capital Loan being converted divided by (y) $1.00, rounded up to the nearest whole number of warrants. The Conversion Warrants and their underlying securities are entitled to certain demand and piggyback registration rights as set forth in the Working Capital Note.

•        the fact that, unless the Company consummates a Business Combination, the Sponsor, our executive officers or directors will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete the Starton Business Combination or another Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, less taxes payable; by the claims of a third party (other than the Company’s independent accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

•        The BCA provides for the continued indemnification of the Company’s current directors and officers and the continuation of directors and officers liability insurance covering the Company’s current directors and officers;

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the stockholder meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter; and

•        the anticipated election of each of Alyssa J. Rapp, Chief Executive Officer and a director of the Company, John MacCarthy, a director of the Company, and George Hornig, co-Chairman of the Company, each as a director of Pubco after the consummation of the Starton Business Combination. As such, in the future, Ms. Rapp and Messrs. MacCarthy and Hornig will receive any cash fees, stock options or stock awards that the Pubco Board determines to pay to its directors.

The Company is not asking you to vote on the Starton Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Starton Business Combination or an alternative Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Starton Business Combination or an alternative Business Combination is approved and completed or the Company has not consummated the Starton Business Combination or an alternative Business Combination by the Second Extended Date.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, voting as a single class, is required to approve the Second Extension Amendment Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Second Extension Amendment Proposal. On the Record Date, the Sponsor owned and was entitled to vote an aggregate of 6,249,999 shares of Class A common stock and 1 Founder Share, representing approximately 60.6% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Second Extension Amendment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Second Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals. In no event will our Board adjourn the Meeting beyond December 5, 2023.

If Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person or by proxy at the Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Second Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Second Extension Amendment Proposal.

THE MEETING

Overview

Date, Time and Place.    The Meeting of the Company’s stockholders will be held at ______ a.m. Eastern Time on December 4, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/healthwellspac/ext2023. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/healthwellspac/ext2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders who wish to attend the Meeting should contact our transfer agent at least five business days prior to the Meeting date.

Quorum.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock issued and outstanding on the Record Date and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the Chair of the Meeting has power to adjourn the Meeting. As of the Record Date, 5,153,691 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Meeting, if you owned the Company’s common stock at the close of business on November 1, 2023, the Record Date for the Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Required Vote

Second Extension Amendment Proposal.    Approval of the Second Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the votes cast by stockholders, represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date, there were 10,307,380 shares of Class A common stock and 1 share of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights.    If the Second Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based on funds in the Trust Account of approximately $42.4 million as of September 30, 2023, the pro rata portion of the funds available in the Trust Account for the redemption of public shares is estimated to be approximately $10.45 per share at the time of the Meeting (before taking into account release of interest earned on funds held in the Trust Account to pay our taxes, if any). Holders of public shares who do not elect to redeem their public shares in connection with the Second Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Second Extended Date. See “The Second Extension Amendment Proposal — Redemption Rights.”

Appraisal Rights.    Our stockholders do not have appraisal rights in connection with any of the proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
E-mail: HWEL.info@investor.morrowsodali.com

Recommendation of the Board.    After careful consideration, the Board determined unanimously that each of the proposals is in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 10,307,381 shares of our common stock issued and outstanding as of the Record Date, consisting of (i) 10,307,380 shares of our Class A common stock and (ii) 1 share of our Class B common stock.

The number of shares contained under the heading “Other 5% Holders” is based solely on a review of public filings of such parties with regard to our securities, which were filed prior to the redemptions in connection with our First Extension Meeting, some of which may not have been amended or otherwise updated by such parties.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
Healthwell Acquisition Corp. I Sponsor LLC (our sponsor)(3)	6,249,999	60.6%	1	100%	60.6%
Alyssa Rapp(3)(4)	6,249,999	60.6%	1	100%	60.6%
John MacCarthy(3)(4)	6,249,999	60.6%	1	100%	60.6%
Tracy Wan(4)	—	—	—	—	—
George Hornig(4)	—	—	—	—	—
Curtis Feeny(4)	—	—	—	—	—
Carl Allegretti(4)	—	—	—	—	—
Christie Hefner(4)	—	—	—	—	—
Ellen Levy(4)	—	—	—	—	—
Matt Wandoloski(4)	—	—	—	—	—
All directors and officers as a group (9 persons)(3)(4)	6,249,999	60.6%	1	100%	60.6%

Other 5% Holders
Entities affiliated with Atalaya Capital Management LP and Corbin Capital Partners GP, LLC(4)(5)	2,400,000	23.3%	—	—	23.3%
Castle Creek Arbitrage, LLC(4)(6)	2,394,984	23.2%	—	—	23.2%
Magnetar Financial LLC(4)(7)	2,370,900	23.0%	—	—	23.0%
Apollo Management Holdings GP, LLC(4)(8)	2,328,240	22.6%	—	—	22.6%
Shaolin Capital Management LLC(4)(9)	2,000,000	19.4%	—	—	19.4%
Radcliffe Capital Management, L.P.(4)(10)	1,830,762	17.8%	—	—	17.8%
PEAK6 Capital Management LLC(4)(11)	1,582,080	15.3%	—	—	15.3%
Cantor Fitzgerald Securities(12)	1,263,438	12.3%	—	—	12.3%

____________

(1)      Unless otherwise noted, the business address of each of the following is 1001 Green Bay Rd, #227., Winnetka, IL 60093.

(2)      Interests shown consist of Founder Shares, initially classified as Class B common stock. On July 21, 2023, the Sponsor elected to convert 6,249,999 shares of their Class B Common Stock into an equal number of shares of Class A Common Stock. The balance of the Class B common stock will automatically convert into shares of Class A common stock upon the consummation of a Business Combination on a one-for-one basis, subject to adjustment.

(3)      Our Sponsor is the record holder of the Class B common stock reported herein. Our Sponsor is managed by Alyssa J. Rapp and John L. MacCarthy as Managers, in each case acting by unanimous consent. Each of Ms. Rapp and Mr. MacCarthy may be deemed to beneficially own the shares of Class B common stock held by the Sponsor. Each of Ms. Rapp and Mr. MacCarthy disclaims beneficial ownership of the reported shares of Class B common stock except to the extent of their respective pecuniary interests therein.

(4)      Excludes interests held in the Sponsor representing indirect interests in Class A common stock and Class B common stock over which such persons do not have voting or dispositive power. Our directors and officers hold interests in our Sponsor representing in aggregate an economic interest in 2,046,515 shares of Class A common stock. Certain anchor investors also hold interests in our Sponsor representing economic interest in Class A common stock. Other than Ms. Rapp and Mr. MacCarthy, none of our officers or directors shares beneficial ownership over the securities held by our Sponsor.

(5)      According to a Schedule 13G/A filed with the SEC on December 14, 2021 (the “ACM and Corbin Filing”), a group, which include entities affiliated with Atalaya Capital Management L.P. (“ACM”) and Corbin Capital Partners GP LLC (“Corbin GP”), may be deemed to beneficially own 2,400,000 shares of Class A common stock. ACM may be deemed the beneficial owner of 1,477,680 shares of Class A common stock, which amount includes (i) the 535,368 shares of Class A common stock beneficially owned by Atalaya Special Purpose Investment Fund II LP (“ASPIF II”), and (ii) the 942,312 shares of Class A common stock beneficially owned by ACM Alameda Special Purpose Investment Fund II LP (“Alameda”). Each of Corbin GP and Corbin Capital Partners, L.P. (“CCP”) may be deemed the beneficial owner of 922,320 shares of Class A common stock, which amount includes (i) the 599,508 shares of Class A common stock beneficially owned by Corbin ERISA Opportunity Fund, Ltd. (“CEOF”) and (ii) the 322,812 shares of Class A common stock beneficially owned by Corbin Opportunity Fund, L.P (“COF”). The ACM and Corbin Filing does not identify the natural person or persons who directly or indirectly exercise sole or shared voting and/or dispositive power with respect to the Class A Common Stock beneficially owned by ACM or Corbin GP. The business address of each of ASPIF II, Alameda and ACM is One Rockefeller Plaza, 32nd Floor, New York, NY 10020. The business address of each of CEOF, COF, Corbin GP and CCP is 590 Madison Avenue, 31st Floor, New York, NY 10022.

(6)      According to a Schedule 13G/A filed with the SEC on February 13, 2023, Castle Creek Arbitrage, LLC (“Castle Creek”) serves as a registered investment adviser whose clients are CC Arb West, LLC, Castle Creek SPAC Fund, LLC and CC Arbitrage, Ltd. Mr. Weine is the managing member of Castle Creek. By virtue of these relationships, each of Castle Creek and Mr. Weine may be deemed to beneficially own the 913,686 shares of Class A common stock directly held by CC ARB West, LLC, the 1,130,432 shares of Class A common stock directly held by Castle Creek SPAC Fund, LLC and the 350,866 shares of Class A common stock directly held by CC Arbitrage, Ltd. The business address of each such reporting person is 111 W. Beaver Creek Blvd PO Box 3500 Avon, CO 81620.

(7)     According to a Schedule 13G/A filed with the SEC on February 2, 2023, Magnetar Financial LLC (“Magnetar Financial”) Financial serves as the investment adviser to Magnetar Constellation Fund II, Ltd (“Constellation Fund II”), Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund”), Magnetar Capital Master Fund Ltd (“Master Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”) and Magnetar SC Fund Ltd (“SC Fund”), all Cayman Islands exempted companies; Magnetar Structured Credit Fund, LP (“Structured Credit Fund”), a Delaware limited partnership; Magnetar Lake Credit Fund LLC (“Lake Credit Fund”), Purpose Alternative Credit Fund — T LLC (“Purpose Fund — T”), Delaware limited liability companies; collectively (the “Magnetar Funds”). As such, Magnetar Financial exercises voting and investment power over the Common Stock held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP (“Magnetar Capital Partners”) serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC (“Supernova Management”) is the general partner of Magnetar Capital Partners. The manager of Supernova Management is David J. Snyderman. As of December 31, 2022, each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Snyderman may be deemed the beneficial owners of 2,370,900 shares of Class A common stock and share voting and/or dispositive power with respect to such shares. The amount consists of (A) 251,492 shares held for the account of Constellation Fund II; (B) 779,400 shares held for the account of Constellation Master Fund; (C) 63,400 shares held for the account of Systematic Master Fund; (D) 41,800 shares held for the account of Master Fund; (E) 249,228 shares held for the account of Lake Credit Fund; (F) 308,134 shares held for the account of Xing He Master Fund; (G) 142,740 shares held for the account of Purpose Fund; (H) 199,382 shares held for the account of SC Fund; (I) 285,478 shares held for the account of Structured Credit Fund; and (J) 49,846 shares held of the account of Purpose Fund — T. The business address of each such reporting person is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(8)      According to a Schedule 13G/A filed with the SEC on February 14, 2023 (the “Apollo Filing”), Apollo SPAC Fund I, L.P. (“SPAC Fund I”) holds 1,440,000 shares of Class A common stock, Apollo Atlas Master Fund, LLC (“Atlas”) holds 37,440 shares of Class A common stock, Apollo PPF Credit Strategies, LLC (“PPF Credit Strategies”) holds 71,460 shares of Class A common stock and Apollo Credit Strategies Master Fund Ltd. (“Credit Strategies”) holds 779,340 shares of Class A common stock. Apollo Atlas Management, LLC (“Atlas Management”) serves as the investment manager of Atlas. Credit

Strategies is the sole member of PPF Credit Strategies. Apollo ST Fund Management LLC (“ST Management”) serves as the investment manager for Credit Strategies. Apollo ST Operating LP (“ST Operating”) is the sole member of ST Management. The general partner of ST Operating is Apollo ST Capital LLC (“ST Capital”). ST Management Holdings, LLC (“ST Management Holdings”) is the sole member of ST Capital. Apollo SPAC Management I, L.P. (“SPAC Management I”) serves as the investment manager for SPAC Fund I. The general partner of SPAC Management I is Apollo SPAC Management I GP, LLC (“SPAC Management I GP”). Apollo Capital Management, L.P. (“Capital Management”) serves as the sole member of Atlas Management and SPAC Management I GP, and as the sole member and manager of ST Management Holdings. Apollo Capital Management GP, LLC (“Capital Management GP”) serves as the general partner of Capital Management. Apollo Management Holdings, L.P. (“Management Holdings”) serves as the sole member and manager of Capital Management GP, and Apollo Management Holdings GP, LLC (“Management Holdings GP”) serves as the general partner of Management Holdings. As such, each of Atlas and Atlas Management may be deemed a beneficial owner of the 37,440 shares; PPF Credit Strategies may be deemed the beneficial owner of 71,460 shares; each of Credit Strategies, ST Management, ST Operating, ST Capital and ST Management Holdings may be deemed a beneficial owner of 779,340 shares; each of SPAC Fund I, SPAC Management I and SPAC Management I GP may be deemed a beneficial owner of 1,440,000 shares; and each of Capital Management, Capital Management GP, Management Holdings and Management Holdings GP may be deemed a beneficial owner of 2,328,240 shares. The Apollo Filing does not specifically identify the natural person or persons who directly or indirectly exercise sole or shared voting and/or dispositive power with respect to the Class A Common Stock beneficially owned by Management Holdings GP. However, the Apollo Filing notes that Messrs. Scott Kleinman, James Zelter and Marc Rowan, the managers, as well as executive officers, of Management Holdings GP, each disclaims beneficial ownership of all shares of Class A Common Stock reported in such filing. The business address of each of Atlas, PPF Credit Strategies and SPAC Fund I is One Manhattanville Road, Suite 201, Purchase, New York 10577. The principal office of Credit Strategies is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, KY-9008, Cayman Islands. The principal office of each of Atlas Management, ST Management, ST Operating, ST Capital, ST Management Holdings, SPAC Management I, SPAC Management I GP, Capital Management, Capital Management GP, Management Holdings, and Management Holdings GP is 9 W. 57th Street, 43rd Floor, New York, New York 10019.

(9)      According to a Schedule 13G filed with the SEC on February 14, 2023 (the “Shaolin Filing”), Shaolin Capital Management LLC (“Shaolin”) beneficially owns 2,000,000 shares of Class A common stock and has sole voting and dispositive power over such shares. The Shaolin Filing does not identify the natural person or persons who directly or indirectly exercise sole or shared voting and/or dispositive power with respect to the Class A Common Stock beneficially owned by Shaolin. The business address of Shaolin is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(10)    According to a Schedule 13G/A filed with the SEC on February 14, 2022, each of Radcliffe Capital Management, L.P., RGC Management Company, LL, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P. and Radcliffe SPAC GP, LLC beneficially own 1,830,762 shares of Class A common stock and share voting and dispositive power over such shares. The business address of each such reporting person is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(11)    According to a Schedule 13G filed with the SEC on February 10, 2023, each of PEAK6 Capital Management LLC, PEAK6 Group LLC, PEAK6 Investments LLC, PEAK6 LLC, Matthew Hulsizer and Jennifer Just beneficially own 1,582,080 shares of Class A common stock and share voting and dispositive power over such shares. The business address of each such reporting person is 141 W. Jackson Blvd, Suite 500, Chicago, IL 60604.

(12)    According to a Schedule 13G filed on June 7, 2023, Cantor Fitzgerald Securities (“CFS”) is the record holder of an aggregate of 1,263,438 shares of Class A common stock. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor Fitzgerald, L.P. (“Cantor”) and directly or indirectly controls the managing general partner of CFS. Mr. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. Cantor, indirectly, holds a majority of the ownership interests of CFS. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CFS. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly, or indirectly. The business address of each such reporting person is 110 East 59th Street, New York, New York 10022.

FUTURE STOCKHOLDER PROPOSALS

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, we anticipate that we will hold another stockholder meeting before the Second Extended Date to consider and vote upon approval of the Starton Business Combination or an alternative Business Combination. Accordingly, if we consummate the Starton Business Combination or an alternative Business Combination, our next annual meeting of stockholders will be held at a future date to be determined by the combined company. If the Second Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the Starton Business Combination or an alternative Business Combination before the Second Extended Date, we will liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact our proxy solicitation agent, Morrow Sodali, at 333 Ludlow Street, 5th Floor, South Tower Stamford, CT 06902 to inform us of such stockholder’s request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
E-mail: HWEL.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via phone or in writing:

Healthwell Acquisition Corp. I
1001 Green Bay Rd, #227
Winnetka, IL 60093
(847) 230-9162

If you are a stockholder of the Company and would like to request documents, please do so by November 27, 2023, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HEALTHWELL ACQUISITION CORP. I
Pursuant to Section 242 of the
Delaware General Corporation Law

Healthwell Acquisition Corp. I (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Healthwell Acquisition Corp. I. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 2, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 2, 2021 (the “Amended and Restated Certificate of Incorporation”), and an Amendment (the “First Amendment”) to the Amended and Restated Certificate of Incorporation was filed July 26, 2023.

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation, as amended by the First Amendment.

3.      This Amendment to the Amended and Restated Certificate of Incorporation, as amended by the First Amendment, was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by August 2, 2024 (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Healthwell Acquisition Corp. I Sponsor LLC, (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Healthwell Acquisition Corp. I has caused this Amendment to the Amended and Restated Certificate, as amended by the First Amendment, to be duly executed in its name and on its behalf by an authorized officer as of this            day of            , 2023.

HEALTHWELL ACQUISITION CORP. I
By:
Name:	Alyssa J. Rapp
Title:	Chief Executive Officer

Annex A-2

Healthwell Acquisition Corp. I
1001 Green Bay Rd, #227
Winnetka, IL 60093

SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 4, 2023
YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated ______, 2023, in connection with the special meeting of stockholders of Healthwell Acquisition Corp. I (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at ______ a.m. Eastern Time on December 4, 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Alyssa J. Rapp and Tracy Wan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE SECOND EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on December 4, 2023:

The notice of meeting and the accompanying proxy statement are available at
https://www.cstproxy.com/healthwellspac/ext2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal 1 — Second Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to extend the date by which the Company has to consummate a business combination from December 5, 2023 to August 2, 2024 (or such earlier date as determined by the Company’s board of directors).

	☐	☐	☐
Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐

Date: ____________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.